UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2020
Stratus Properties Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37716	72-1211572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

212 Lavaca St., Suite 300
Austin	Texas	78701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (512) 478-5788

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	STRS	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on December 9, 2019, Stratus Properties Inc.’s (“Stratus”) wholly owned subsidiary Stratus Block 21, L.L.C. (“Stratus Block 21”) entered into an Agreement of Sale and Purchase (the “Purchase Agreement”) with Ryman Hospitality Properties, Inc., a Delaware corporation (“Purchaser”), pursuant to which Stratus Block 21 agreed to sell to the Purchaser the real and personal property associated with Block 21, subject to limited exclusions and subject to the terms and conditions specified in the Purchase Agreement. Contemporaneously with the execution of the Purchase Agreement, Stratus Block 21 Investments, L.P. (“Block 21 Investments”), another wholly owned subsidiary of Stratus, entered into a Membership Interest Purchase Agreement with the Purchaser (the “Membership Interest Purchase Agreement” and collectively with the Purchase Agreement, the “Contracts”), pursuant to which Block 21 Investments agreed to transfer all of the membership interests in its wholly owned subsidiary Block 21 Service Company LLC to Purchaser.

On May 21, 2020, Purchaser delivered a termination letter (the “Termination Letter”), which was agreed to and accepted by Stratus Block 21 and Block 21 Investments, terminating the Contracts and authorizing the release of Purchaser’s previously deposited $15 million in earnest money under the Contracts to Stratus Block 21 in full and final settlement and satisfaction of all claims by Stratus Block 21 and Block 21 Investments, and liabilities of Purchaser, under and pursuant to the Contracts (other than the Post Termination Obligations (as defined in the Purchase Agreement)).

The foregoing description of the Purchase Agreement, Member Interest Purchase Agreement and the Termination Letter does not purport to be complete and is qualified in its entirety by reference to such agreements, filed as exhibits hereto.

Item 8.01. Other Events.

Stratus issued a press release dated May 22, 2020, titled “Stratus Properties Inc. Announces Ryman’s Termination of Agreement to Purchase Block 21” announcing Ryman’s termination of the Contracts. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title
2.1
Agreement of Sale and Purchase, dated December 9, 2019 between Stratus Block 21, L.L.C. and Ryman Hospitality Properties, Inc. (incorporated herein by reference to Exhibit 2.1 to Stratus’ Current Report on Form 8-K filed on December 11, 2019).

2.2
Membership Interest Purchase Agreement, dated December 9, 2019 between Stratus Block 21, Investments, L.P. and Ryman Hospitality Properties, Inc. (incorporated herein by reference to Exhibit 2.2 to Stratus’ Current Report on Form 8-K filed on December 11, 2019).

10.1	Termination Letter dated May 21, 2020.
99.1	Press release dated May 22, 2020, titled “Stratus Properties Inc. Announces Ryman’s Termination of Agreement to Purchase Block 21.”
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stratus Properties Inc.

By: /s/ Erin D. Pickens
Erin D. Pickens
Senior Vice President and
Chief Financial Officer
(authorized signatory and
Principal Financial Officer)

Date: May 22, 2020